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                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
                   -------------------------------------------


         This Amendment to the Executive Employment Agreement is entered into and made effective as of this 1st day of April, 2004 by and between STONEPATH LOGISTICS INTERNATIONAL SERVICES, INC., a Washington corporation (formerly named Global Transportation Services, Inc.), with a place of business at 1930 Sixth Avenue South, 2nd Floor, Seattle, Washington, 98134 (the "COMPANY"), and JASON
F. TOTAH, an individual residing at 3151 E. Laurelhurst Drive N.E., Seattle, WA 98105 (the "EXECUTIVE").

                                    RECITALS
                                    --------

         WHEREAS, the Company and the Executive are parties to the Executive Employment Agreement dated April 4, 2002 (the "Executive Employment Agreement"); and

         WHEREAS, the parties wish to extend the term of the Executive Employment Agreement.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Executive Employment Agreement.

         2. Section 1.3 of the Executive Employment Agreement is hereby amended to read in its entirety as follows:

         "1.3 Term. This Agreement shall commence on the Effective Date and shall continue until April 1, 2009, unless (a) extended pursuant to the terms hereof, or (b) earlier terminated as provided in Article 6. The initial term through April 1, 2009 and any renewal terms are collectively referred to as the "TERM."

         3. Except as expressly modified herein, all of the remaining terms and conditions of the Executive Employment Agreement shall continue in full force and effect and are hereby ratified and confirmed.

                            [Execution Page Follows]



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Executive Employment Agreement as of the date first set forth above.



Attest:                                  COMPANY:

Name: ____________________               STONEPATH LOGISTICS
Title:                                   INTERNATIONAL SERVICES, INC.

                                         By: ________________________________
                                                  Name:
                                                  Title:

                                         EXECUTIVE:
Witness:
                                         By: ________________________________
__________________________                      Jason F. Totah